UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________________________
FORM 8-K
___________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 30, 2024

___________________________________
Allbirds, Inc.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware	001-40963	47-3999983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Hotaling Place
San Francisco, CA 94111
(Address of principal executive offices, including zip code)

(628) 225-4848
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	BIRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.
The information contained in Item 5.03 of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.

Item 5.03    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As previously disclosed, at a special meeting of stockholders held on August 13, 2024, the stockholders of Allbirds, Inc. (the “Company”) approved amendments to the Company’s Ninth Amended and Restated Certificate of Incorporation (the “Certificate”) to effect a reverse stock split of the Company’s Class A and Class B common stock at a ratio ranging from 1-for-10 to 1-for-50, to be determined by the Company’s Board of Directors in its discretion. The Board of Directors subsequently approved the amendment to the Certificate effecting the reverse stock split at a ratio of 1-for-20 (the “Reverse Stock Split” and such ratio, the “Split Ratio”).

On August 30, 2024, the Company announced that it had filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Certificate (the “Certificate of Amendment”) to effect the Reverse Stock Split of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”) and Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), effective as of 5:00 p.m. Eastern Standard Time on September 4, 2024 (the “Effective Time”). Accordingly, each holder of Common Stock will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all holders of Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of Common Stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, without any change in the par value per share.

No fractional shares are being issued as a result of the Reverse Stock Split. Instead, each stockholder will be entitled to receive a cash payment equal to the fraction of which such stockholder would otherwise be entitled multiplied by the closing price per share of Class A Common Stock on the date of the Effective Time as reported by Nasdaq (as adjusted to give effect to the Reverse Stock Split).

The Common Stock will begin trading on a Reverse Stock Split-adjusted basis on The Nasdaq Global Select Market on September 5, 2024. The trading symbol for the Common Stock will remain “BIRD.” The new CUSIP number for the Class A Common Stock following the Reverse Stock Split will be 01675A 208.

For more information about the Reverse Stock Split, see the definitive proxy statement for the special meeting of stockholders held on August 13, 2024 filed by the Company with the Securities and Exchange Commission (the “Commission”) on June 28, 2024, the relevant portions of which are incorporated herein by reference. The information set forth herein is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing the Reverse Stock Split is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

The information contained in Item 5.03 of this Current Report is incorporated herein by reference.

The Company has registration statements on Form S-8 (File Nos. 333-260696, 333-260697, 333-263892, 333-270456, and 333-277866) on file with the Commission. Commission regulations permit the Company to incorporate by reference future filings made with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offerings covered by registration statements filed on Form S-8. The information incorporated by reference is considered to be part of the prospectus included within each of those registration statements. Information in this Item 8.01 of this Current Report is therefore intended to be automatically incorporated by reference into each of the active registration statements listed above, thereby amending them. Pursuant to Rule 416(b) under the Securities Act, the amount of undistributed shares of Common Stock deemed to be covered by the effective registration statements of the

Company described above are proportionately reduced as of the Effective Time at the Split Ratio to give effect to the Reverse Stock Split.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Ninth Amended and Restated Certificate of Incorporation of Allbirds, Inc.
99.1	Press Release, dated August 30, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allbirds, Inc.
Dated: August 30, 2024
	By:	/s/ Ann Mitchell
Ann Mitchell
Chief Financial Officer